Investments in unconsolidated affiliated companies	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Investments in unconsolidated affiliated companies
Investments in unconsolidated affiliated companies

Investments in unconsolidated affiliated companies, included in Other assets in Statement 3, were as follows:

Caterpillar’s investments in unconsolidated affiliated companies:
	December 31,
(Millions of dollars)	2015	2014
Investments in equity method companies	$203	$248
Plus: Investments in cost method companies	43	9
Total investments in unconsolidated affiliated companies	$246	$257

The changes in investments in equity method companies noted above are primarily related to the sale of Caterpillar's 35 percent equity interest in the third party logistics business, formerly Caterpillar Logistics Services LLC. In February 2015, we sold our interest to an affiliate of The Goldman Sachs Group, Inc. and investment funds affiliated with Rhône Capital LLC for $177 million, which was comprised of $167 million in cash and a $10 million note receivable included in Long-term receivables - trade and other in Statement 3. As a result of the sale, we recognized a pretax gain of $120 million (included in Other income (expense)) and derecognized the carrying value of our noncontrolling interest of $57 million, which was previously included in Other assets in Statement 3. The gain on the disposal is included as a reconciling item between Segment profit and Consolidated profit before taxes. The sale of this investment supports Caterpillar's increased focus on growth opportunities in its core businesses.